                                                                   EXHIBIT 10.10

January 31, 1997

Mr. Thomas L. Aldinger
501 Devon Drive
Burr Ridge, IL 60521

                     Change of Control Severance Agreement
                     -------------------------------------

Dear Mr. Aldinger:

                Chicago Bridge & Iron Company (the "Company") is a wholly owned subsidiary of Praxair, Inc. (the "Parent"). The Parent is contemplating the possible direct or indirect sale of all or a substantial part of its interests in the Company. The Company recognizes that members of senior management may become concerned about the effect of such action on their job and financial security. The Company considers the maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its Parent. Accordingly, the Board of Directors of the Company has determined to enter into this agreement (your "Agreement") to provide you with severance benefits in the event your employment with the Company terminates following a Change of Control (as defined below) under certain circumstances.

                The purpose of entering into this Agreement is to induce you to remain in the employ of the Company pending and after any direct or indirect sale by the Parent of the Company or an intermediate holding corporation to which the Parent has transferred the majority of the Company's stock, measured by either or both vote and value (the "Holding Corporation") to an unrelated third party or the consummation of an initial public offering ("IPO") for the Company's stock or the stock of the Holding Corporation. Therefore, in consideration of your continued employment with the Company under these circumstances, the Company and you agree as follows:

                1.   Termination Benefits.
                     --------------------

                (a)  Basic Benefits.  In the event your employment with the
                     --------------
Company and any subsidiary of the Company terminates by reason of a Qualifying Termination within two years after a Change of Control, you shall receive, within thirty days after your employment terminates, a lump sum amount equal to One Million Five Hundred Thousand Dollars ($1,500,000.00). In addition, if your employment with the Company and any subsidiary by which you are employed is terminated by the Company or any such subsidiary for any reason (other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to either the Company or the Holding Corporation) within six months prior to the occurrence of a Change of Control, you shall be paid the lump sum referred to in the immediately preceding sentence, minus the gross amount of any severance benefits otherwise paid to you, within ten days following such Change of Control.

                (b)     Outplacement.  In the event of a Qualifying Termination
                        ------------
       (or a termination of your employment prior to a Change of Control with respect to which you are entitled to receive a payment under Section 1(a) of this Agreement), the Company agrees that, upon a written request from you, it will engage on your behalf an outplacement or similar firm of your choice to provide you with customary services and support in seeking other appropriate employment.

                (c)  Certain Further Payments.
                     ------------------------

                (i)  Additional Payments in Respect of Excise Taxes.  In the
                     ----------------------------------------------
event that a Change of Control occurs at the time that either the Company or the Holding Corporation has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any amount or benefit paid or distributed to you pursuant to this Agreement, taken together with any amounts or benefits otherwise paid or distributed to you, are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar tax that may hereafter be imposed, the Company shall pay you, at the same time as it pays the severance benefit described above, an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income or employment tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 1(b), but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

                (ii)  Calculation of the Excise Tax.  For purposes of
                      -----------------------------
determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

                (A) all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the good faith judgment of the Company's independent certified public accountants appointed prior to the Change of Control or tax counsel selected by such Accountants (the "Accountants"), the Company has a reasonable basis to conclude that such Covered Payments (in whole or in part) represent reasonable compensation for personal services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the "base amount," or such "parachute payments" are otherwise not subject to such Excise Tax, and

                (B) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

                (iii)  Calculation of the Tax Reimbursement Payment. For
                       --------------------------------------------
purposes of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

                (A) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Tax Reimbursement Payment is to be made, and

                (B) any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

                (d)  Adjustments to Tax Reimbursement Payment.  In the event
                     ----------------------------------------
that the Excise Tax is subsequently determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. Notwithstanding the foregoing, in the event any portion of the Tax Reimbursement Payment to be refunded to the Company has been paid to any Federal, state or local tax authority, repayment thereof shall not be required until actual refund or credit of such portion has been made to you. You and the Company shall mutually agree upon the course of action to be pursued if your good faith claim for refund or credit is denied; provided that the
                                                         --------
Company shall bear the cost of any expenses incurred which are related to pursuing any recovery of any amount paid in respect of the Excise Tax.

                In the event that the Excise Tax is later determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payable with respect to such excess) at the time that the amount of such excess is finally determined.

                2.   Definitions.
                     -----------

                (a)  Change of Control When the Company or the Holding
                     -------------------------------------------------
Corporation is Not Public. At any time that neither the Company nor the Holding
-------------------------
Corporation has any equity securities registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

                        (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority-owned subsidiary of either the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
       Act) of 50% or more of either (x) the total number of the common shares of the Holding Corporation or the Company then outstanding or (y) the voting power of all of the voting securities of the Holding Corporation or the Company then outstanding; or

                        (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation, as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by reason of a transfer of the Company's stock to the Holding Corporation or any public offering of the equity securities of the Company or Holding Corporation, so long as, immediately following such transfer or the consummation of such offering, no person or group (as such terms are used in Section 13 of the Exchange Act) other than the Parent or one of its majority owned subsidiaries owns, directly or indirectly, more than 25% of the Company's or the Holding Corporation's equity securities.

                (b)  Change of Control When the Company or the Holding
                     -------------------------------------------------
Corporation is Public. At any time one or more classes of the equity securities
---------------------
of the Company or the Holding Corporation are registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

                        (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority owned subsidiary of the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
       Act) of 25% or more of the total voting power of the Company's or the Holding Corporation's outstanding securities;

                        (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the Company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation; or

                        (iii) if, during any period of two years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company or the Holding Corporation, as the case may be, cease for any reason to constitute at least a majority thereof; provided
                                                                       --------
       that any new director who is elected to, or nominated for election to, the Board of Directors with the approval of at least 75% of the directors then still in office who were directors at the beginning of the period shall be treated as though having been a director at the beginning of such period.

                (c) "Qualifying Termination" means the termination of your employment with the Company and any of its subsidiaries by which you are employed (i) by the Company or any such subsidiary for any reason other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to the Company or the Holding Corporation or (ii) by you within 180 days following the occurrence of any of the following events (without your prior written consent):

                        (A) any significant reduction in your positions, duties, titles, responsibilities and status with the Company and its subsidiaries from those in effect immediately prior to such Change of Control;

                        (B) a reduction in your base salary, a reduction in your annual bonus opportunity or a material reduction in the aggregate value of your participation in the Company's employee benefits programs, as each was in effect immediately prior to such Change of Control; or

                        (C) your principal place of employment is moved to a location more than 50 miles from your principal place of employment immediately prior to such Change of Control or you are required in the performance of your duties to travel to an extent substantially more burdensome than your travel obligations immediately prior to such Change of Control.

Notwithstanding anything else contained herein to the contrary, a Qualifying Termination shall not be deemed to have occurred by reason of (i) your death,
(ii) any termination of your employment due to your inability to perform the duties of your position for a period of at least 180 days on account of any physical or mental impairment, or (iii) your voluntary retirement at or after your normal retirement date under any of the Company's employee pension plans in which you participate.

                3.   Miscellaneous.
                     -------------

                (a)  Arbitration; Related Expenses.  Any dispute or controversy
                     -----------------------------
arising under or in connection with this Agreement shall be settled exclusively by arbitration held in accordance with the rules of the American Arbitration Association pertaining to the resolution of employment disputes. Any such arbitration shall be held in Chicago, Illinois or such other location which the parties have mutually agreed to in writing. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The Company shall pay on a current basis all legal expenses (including attorneys' fees) incurred by you in connection with such arbitration, subject to your obligation to repay such amounts, plus interest at the short-term annual Applicable Federal Rate (as determined under Section 1274(b) of the Code as in effect on the date your employment terminates), if you should not prevail as to at least one material issue adjudicated in such proceeding.

                (b)  No Offset; No Mitigation.  The Company's obligation to
                     ------------------------
make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against you or others whether by reason of your subsequent employment or otherwise. You shall not be obligated to mitigate any damages you incur by reason of any Qualifying Termination and the amounts payable hereunder shall not be reduced by any amounts received by you as a result of your employment or self-employment following your termination hereunder.

                (c)  Entire Obligation of Company.  In the event your
                     ----------------------------
employment with the Company and any subsidiary of the Company by which you are employed terminates following a Change of Control, the amounts payable to you hereunder and any vested amounts or benefits owing to you under the Company's otherwise applicable employee benefit plans and programs and any accrued vacation pay not yet paid, shall constitute the entire obligation of the Company and its affiliates to you. Payment or other satisfaction thereof shall be contingent upon your execution of a release in favor of the Company substantially in the form attached hereto as Exhibit A, stating that the payments and other benefits referred to in the immediately preceding sentence constitute full settlement of any claim under law or in equity that you might otherwise assert against the Company or any of its subsidiaries on account of such termination.

                (d)  Employment at Will.  This Agreement shall neither obligate
                     ------------------
the Company or any subsidiary of the Company to continue you in its employ (or to employ you in any particular office or to perform any specified responsibility) nor obligate you to continue in the employ of the Company or any subsidiary of the Company.

                (e)  Successors.  This Agreement shall be binding upon and
                     ----------
inure to the benefit of you, your estate and the Company and any successor of the Company, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by you.

                (f)  Governing Law.  This Agreement shall be governed by the
                     -------------
laws of the State of Illinois, applied without reference to principles of conflict of laws.

                (g)  Severability.  If any provision of this contract as
                     ------------
applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement.

                (h)  Waiver.  No provision of this Agreement may be modified,
                     ------
waived or discharged unless such modification, waiver or discharge is agreed to in a writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company or a duly authorized Committee thereof. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other condition or provision at any time.

                (i)  Entire Agreement.  This Agreement contains the entire
                     ----------------
understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute a binding agreement between you and the Company.

                                              Very truly yours,



                                              CHICAGO BRIDGE & IRON COMPANY

                                              By________________________________


Agreed:

_______________________________
Employee

                            FULL AND FINAL RELEASE

                Thomas L. Aldinger (hereinafter "EMPLOYEE"), in exchange for sufficient consideration, on behalf of himself, his family, his heirs and assigns, irrevocably and unconditionally releases Chicago Bridge & Iron Company, any parent corporations, any subsidiary corporations, any affiliated entities whether or not incorporated, the employees, agents, officers, directors, and shareholders of all such entities and any person or entity which may succeed to the rights and liabilities of such persons or entities by assignment or otherwise (hereinafter "CBI"), from all claims, controversies, liabilities, demands, causes of action, debts, obligations, promises, acts, agreements, rights of contribution and/or indemnification, and damages of whatever kind or nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or contingent, actual or potential, joint or individual, that he has had or now has, based on any and all aspects of EMPLOYEE'S employment with CBI or his separation from that employment, including, but not limited to, all claims arising under the Age Discrimination in Employment Act; Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Equal Pay Act; the Americans with Disabilities Act; the Employee Retirement Income Security Act of 1974; or any federal, state or local laws or regulations relating to employment or benefits associated with employment, any and all claims for breach of express or implied contract or the covenant of good faith and fair dealing (whether written or oral), all claims for retaliation or violation of public policy, breach of promise, detrimental reliance or tort (e.g., intentional infliction of emotional distress, defamation, assault, battery, false imprisonment, wrongful termination, interference with contractual or advantageous relationship, etc.), whether based on common law or otherwise; claims for emotional distress, mental anguish, personal injury, loss of consortium, and any and all claims that may be asserted on EMPLOYEE'S behalf by others. The foregoing list is meant to be illustrative rather than inclusive. This release does not preclude EMPLOYEE from seeking to obtain any benefits to which he may be entitled under any employee welfare benefit plan or retirement or profit sharing plan sponsored by CBI, but his entitlement to such benefits, if any, will be determined in accordance with the plan documents.

                If I initiate or participate in any legal action in violation of this release, CBI may reclaim any amounts paid in respect of my termination, without waiving the release granted herein, and terminate any benefits or payments that are due to me, in addition to any other remedies. This release shall be construed in accordance with the laws of the State of Illinois, applicable to contracts made and entirely to be performed therein.

                EMPLOYEE ACKNOWLEDGES AND AGREES THAT THIS RELEASE IS A FULL AND FINAL BAR TO ANY AND ALL CLAIM(S) OF ANY TYPE THAT HE MAY NOW HAVE AGAINST CBI. EMPLOYEE FURTHER ACKNOWLEDGES THAT HE HAS BEEN GIVEN FORTY-FIVE (45) DAYS TO CONSIDER WHETHER TO EXECUTE THIS RELEASE, THAT HE HAS SEVEN (7) DAYS TO RESCIND THIS RELEASE AFTER ITS EXECUTION, WHICH SHALL BE EFFECTED BY WRITTEN NOTICE TO CBI DELIVERED WITHIN SUCH SEVEN (7) DAY PERIOD, AND THAT HE HAS BEEN ADVISED THAT HE SHOULD SPEAK WITH COUNSEL REGARDING THE SIGNIFICANCE OF THIS RELEASE.

Dated:____________________                      Signed:_____________________

January 31, 1997

Mr. Charles D. Bassett
815 Jonesville Road
Simpsonville, SC 29681

                     Change of Control Severance Agreement
                     -------------------------------------

Dear Mr. Bassett:

         Chicago Bridge & Iron Company (the "Company") is a wholly owned subsidiary of Praxair, Inc. (the "Parent"). The Parent is contemplating the possible direct or indirect sale of all or a substantial part of its interests in the Company. The Company recognizes that members of senior management may become concerned about the effect of such action on their job and financial security. The Company considers the maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its Parent. Accordingly, the Board of Directors of the Company has determined to enter into this agreement (your "Agreement") to provide you with severance benefits in the event your employment with the Company ter-minates following a Change of Control (as defined below) under certain circumstances.

          The purpose of entering into this Agreement is to induce you to remain in the employ of the Company pending and after any direct or indirect sale by the Parent of the Company or an intermediate holding corporation to which the Parent has transferred the majority of the Company's stock, measured by either or both vote and value (the "Holding Corporation") to an unrelated third party or the consummation of an initial public offering ("IPO") for the Company's stock or the stock of the Holding Corporation. Therefore, in consideration of your continued employment with the Company under these circumstances, the Company and you agree as follows:

          1.   Termination Benefits.
               --------------------

          (a)  Basic Benefits.  In the event your employment with the
               --------------
Company and any subsidiary of the Company terminates by reason of a Qualifying Termination within two years after a Change of Control, you shall receive, within thirty days after your employment terminates, a lump sum amount equal to Three Hundred Seventy-Five Thousand Dollars ($375,000.00). In addition, if your employment with the Company and any subsidiary by which you are employed is terminated by the Company or any such subsidiary for any reason (other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to either the Company or the Holding Corporation) within six months prior to the occurrence of a Change of Control, you shall be paid the lump sum referred to in the immediately preceding sentence, minus the gross amount of any severance benefits otherwise paid to you, within ten days following such Change of Control.

          (b) Outplacement.  In the event of a Qualifying Termination (or a
              ------------
termination of your employment prior to a Change of Control with respect to which you are entitled to receive a payment under Section 1(a) of this Agreement), the Company agrees that, upon a written request from you, it will engage on your behalf an outplacement or similar firm of your choice to provide you with customary services and support in seeking other appropriate employment.

          (c) Certain Further Payments.
              ------------------------

          (i)  Additional Payments in Respect of Excise Taxes.  In the
               ----------------------------------------------
event that a Change of Control occurs at the time that either the Company or the Holding Corporation has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any amount or benefit paid or distributed to you pursuant to this Agreement, taken together with any amounts or benefits otherwise paid or distributed to you, are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar tax that may hereafter be imposed, the Company shall pay you, at the same time as it pays the severance benefit described above, an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income or employment tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 1(b), but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

           (ii)  Calculation of the Excise Tax.  For purposes of determining
                 -----------------------------
whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

                (A)  all "parachute payments" in excess of the "base amount"
           (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the good faith judgment of the Company's independent certified public accountants appointed prior to the Change of Control or tax counsel selected by such Accountants (the "Accountants"), the Company has a reasonable basis to conclude that such Covered Payments (in whole or in part) represent reasonable compensation for personal services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the "base amount," or such "parachute payments" are otherwise not subject to such Excise Tax, and

                (B) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

           (iii)  Calculation of the Tax Reimbursement Payment. For purposes
                  --------------------------------------------
of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

                (A) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Tax Reimbursement Payment is to be made, and

                (B) any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

                (d)  Adjustments to Tax Reimbursement Payment.  In the event
                     ----------------------------------------
that the Excise Tax is subsequently determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. Notwithstanding the foregoing, in the event any portion of the Tax Reimbursement Payment to be refunded to the Company has been paid to any Fed-eral, state or local tax authority, repayment thereof shall not be required until actual refund or credit of such portion has been made to you. You and the Company shall mutually agree upon the course of action to be pursued if your good faith claim for refund or credit is denied; provided that the
                                                         --------
Company shall bear the cost of any expenses incurred which are related to pursuing any recovery of any amount paid in respect of the Excise Tax.

           In the event that the Excise Tax is later determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payable with respect to such excess) at the time that the amount of such excess is finally determined.

           2.   Definitions.
                -----------

           (a)  Change of Control When the Company or the Holding
Corporation is Not Public. At any time that neither the Company nor the Holding Corporation has any equity securities registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

           (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority-owned subsidiary of either the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
         Act) of 50% or more of either (x) the total number of the common shares of the Holding Corporation or the Company then outstanding or (y) the voting power of all of the voting securities of the Holding Corporation or the Company then outstanding; or

           (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation, as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by reason of a transfer of the Company's stock to the Holding Corporation or any public offering of the equity securities of the Company or Holding Corporation, so long as, immediately following such transfer or the consummation of such offering, no person or group (as such terms are used in Section 13 of the Exchange Act) other than the Parent or one of its majority owned subsidiaries owns, directly or indirectly, more than 25% of the Company's or the Holding Corporation's equity securities.

          (b)  Change of Control When the Company or the Holding Corporation
               -------------------------------------------------------------
is Public. At any time one or more classes of the equity securities of the
---------
Company or the Holding Corporation are registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

          (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority owned subsidiary of the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
         Act) of 25% or more of the total voting power of the Company's or the Holding Corporation's outstanding securities;

          (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the Company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation; or

          (iii)  if, during any period of two years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company or the Holding Corporation, as the case may be, cease for any reason to constitute at least a majority thereof; provided that
                                                                   --------
         any new director who is elected to, or nominated for election to, the Board of Directors with the approval of at least 75% of the directors then still in office who were directors at the beginning of the period shall be treated as though having been a director at the beginning of such period.

         (c) "Qualifying Termination" means the termination of your employment with the Company and any of its subsidiaries by which you are employed (i) by the Company or any such subsidiary for any reason other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to the Company or the Holding Corporation or (ii) by you within 180 days following the occurrence of any of the following events (without your prior written consent):

           (A) any significant reduction in your positions, duties, titles, responsibilities and status with the Company and its subsidiaries from those in effect immediately prior to such Change of Control;

           (B) a reduction in your base salary, a reduction in your annual bonus opportunity or a material reduction in the aggregate value of your participation in the Company's employee benefits programs, as each was in effect immediately prior to such Change of Control; or

           (C) your principal place of employment is moved to a location more than 50 miles from your principal place of employment immediately prior to such Change of Control or you are required in the performance of your duties to travel to an extent substantially more burdensome than your travel obligations immediately prior to such Change of Control.

Notwithstanding anything else contained herein to the contrary, a Qualifying Termination shall not be deemed to have occurred by reason of (i) your death,
(ii) any termination of your employment due to your inability to perform the duties of your position for a period of at least 180 days on account of any physical or mental impairment, or (iii) your voluntary retirement at or after your normal retirement date under any of the Company's employee pension plans in which you participate.

           3.   Miscellaneous.
                -------------
           (a)  Arbitration; Related Expenses.  Any dispute or controversy
                -----------------------------
arising under or in connection with this Agreement shall be settled exclusively by arbitration held in accordance with the rules of the American Arbitration Association pertaining to the resolution of employment disputes. Any such arbitration shall be held in Chicago, Illinois or such other location which the parties have mutually agreed to in writing. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The Company shall pay on a current basis all legal expenses (including attorneys' fees) incurred by you in connection with such arbitration, subject to your obligation to repay such amounts, plus interest at the short-term annual Applicable Federal Rate (as determined under Section 1274(b) of the Code as in effect on the date your employment terminates), if you should not prevail as to at least one material issue adjudicated in such proceeding.

           (b)  No Offset; No Mitigation.  The Company's obligation to
                ------------------------
make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against you or others whether by reason of your subsequent employment or otherwise. You shall not be obligated to mitigate any damages you incur by reason of any Qualifying Termination and the amounts payable hereunder shall not be reduced by any amounts received by you as a result of your employment or self-employment following your termination hereunder.

           (c)  Entire Obligation of Company.  In the event your employment
                ----------------------------
with the Company and any subsidiary of the Company by which you are employed terminates following a Change of Control, the amounts payable to you hereunder and any vested amounts or benefits owing to you under the Company's otherwise applicable employee benefit plans and programs and any accrued vacation pay not yet paid, shall constitute the entire obligation of the Company and its affiliates to you. Payment or other satisfaction thereof shall be contingent upon your execution of a release in favor of the Company substantially in the form attached hereto as Exhibit A, stating that the payments and other benefits referred to in the immediately preceding sentence constitute full settlement of any claim under law or in equity that you might otherwise assert against the Company or any of its subsidiaries on account of such termination.

            (d)  Employment at Will.  This Agreement shall neither obligate
                 ------------------
the Company or any subsidiary of the Company to continue you in its employ (or to employ you in any particular office or to perform any specified responsibility) nor obligate you to continue in the employ of the Company or any subsidiary of the Company.

             (e)  Successors.  This Agreement shall be binding upon and inure
                  ----------
to the benefit of you, your estate and the Company and any successor of the Company, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by you.

             (f)  Governing Law.  This Agreement shall be governed by the laws
                  -------------
of the State of Illinois, applied without reference to principles of conflict of laws.

             (g)  Severability.  If any provision of this contract as applied
                  ------------
to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement.

             (h)  Waiver.  No provision of this Agreement may be modified,
                  ------
waived or discharged unless such modifica-tion, waiver or discharge is agreed to in a writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company or a duly authorized Committee thereof. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other condition or provision at any time.

              (i)  Entire Agreement.  This Agreement contains the entire
                   ----------------
understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

              If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute a binding agreement between you and the Company.

                                           Very truly yours,



                                           CHICAGO BRIDGE & IRON COMPANY

                                           By________________________________


Agreed:

_______________________________
Employee

                            FULL AND FINAL RELEASE

                Charles D. Bassett (hereinafter "EMPLOYEE"), in exchange for sufficient consideration, on behalf of himself, his family, his heirs and assigns, irrevocably and unconditionally releases Chicago Bridge & Iron Company, any parent corporations, any subsidiary corporations, any affiliated entities whether or not incorporated, the employees, agents, officers, directors, and shareholders of all such entities and any person or entity which may succeed to the rights and liabilities of such persons or entities by assignment or otherwise (hereinafter "CBI"), from all claims, controversies, liabilities, demands, causes of action, debts, obligations, promises, acts, agreements, rights of contribution and/or indemnification, and damages of whatever kind or nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or contingent, actual or potential, joint or individual, that he has had or now has, based on any and all aspects of EMPLOYEE'S employment with CBI or his separation from that employment, including, but not limited to, all claims arising under the Age Discrimination in Employment Act; Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Equal Pay Act; the Americans with Disabilities Act; the Employee Retirement Income Security Act of 1974; or any federal, state or local laws or regulations relating to employment or benefits associated with employment, any and all claims for breach of express or implied contract or the covenant of good faith and fair dealing (whether written or oral), all claims for retaliation or violation of public policy, breach of promise, detrimental reliance or tort (e.g., intentional infliction of emotional distress, defamation, assault, battery, false imprisonment, wrongful termination, interference with contractual or advantageous relationship, etc.), whether based on common law or otherwise; claims for emotional distress, mental anguish, personal injury, loss of consortium, and any and all claims that may be asserted on EMPLOYEE'S behalf by others. The foregoing list is meant to be illustrative rather than inclusive. This release does not preclude EMPLOYEE from seeking to obtain any benefits to which he may be entitled under any employee welfare benefit plan or retirement or profit sharing plan sponsored by CBI, but his entitlement to such benefits, if any, will be determined in accordance with the plan documents.

            If I initiate or participate in any legal action in violation of this release, CBI may reclaim any amounts paid in respect of my termination, without waiving the release granted herein, and terminate any benefits or payments that are due to me, in addition to any other remedies. This release shall be construed in accordance with the laws of the State of Illinois, applicable to contracts made and entirely to be performed therein.

            EMPLOYEE ACKNOWLEDGES AND AGREES THAT THIS RELEASE IS A FULL AND FINAL BAR TO ANY AND ALL CLAIM(S) OF ANY TYPE THAT HE MAY NOW HAVE AGAINST CBI. EMPLOYEE FURTHER ACKNOWLEDGES THAT HE HAS BEEN GIVEN FORTY-FIVE (45) DAYS TO CONSIDER WHETHER TO EXECUTE THIS RELEASE, THAT HE HAS SEVEN (7) DAYS TO RESCIND THIS RELEASE AFTER ITS EXECUTION, WHICH SHALL BE EFFECTED BY WRITTEN NOTICE TO CBI DELIVERED WITHIN SUCH SEVEN (7) DAY PERIOD, AND THAT HE HAS BEEN ADVISED THAT HE SHOULD SPEAK WITH COUNSEL REGARDING THE SIGNIFICANCE OF THIS RELEASE.

Dated:____________________                      Signed:_____________________

January 31, 1997


Mr. Stephen M. Duffy
15117 Ginger Creek Lane
Orland Park, IL 60462

                     Change of Control Severance Agreement
                     -------------------------------------

Dear Mr. Duffy:

                Chicago Bridge & Iron Company (the "Company") is a wholly owned subsidiary of Praxair, Inc. (the "Parent"). The Parent is contemplating the possible direct or indirect sale of all or a substantial part of its interests in the Company. The Company recognizes that members of senior management may become concerned about the effect of such action on their job and financial security. The Company considers the maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its Parent. Accordingly, the Board of Directors of the Company has determined to enter into this agreement (your "Agreement") to provide you with severance benefits in the event your employment with the Company ter-minates following a Change of Control (as defined below) under certain circumstances.

                The purpose of entering into this Agreement is to induce you to remain in the employ of the Company pending and after any direct or indirect sale by the Parent of the Company or an intermediate holding corporation to which the Parent has transferred the majority of the Company's stock, measured by either or both vote and value (the "Holding Corporation") to an unrelated third party or the consummation of an initial public offering ("IPO") for the Company's stock or the stock of the Holding Corporation. Therefore, in consideration of your continued employment with the Company under these circumstances, the Company and you agree as follows:

                1.   Termination Benefits.
                     --------------------
                (a)  Basic Benefits.  In the event your employment with the
                     --------------
Company and any subsidiary of the Company terminates by reason of a Qualifying Termination within two years after a Change of Control, you shall receive, within thirty days after your employment terminates, a lump sum amount equal to Two Hundred Forty Thousand Dollars ($240,000.00). In addition, if your employment with the Company and any subsidiary by which you are employed is terminated by the Company or any such subsidiary for any reason (other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to either the Company or the Holding Corporation) within six months prior to the occurrence of a Change of Control, you shall be paid the lump sum referred to in the immediately preceding sentence, minus the gross amount of any severance benefits otherwise paid to you, within ten days following such Change of Control.

                (b)     Outplacement.  In the event of a Qualifying Termination
                        ------------
(or a termination of your employment prior to a Change of Control with respect to which you are entitled to receive a payment under Section 1(a) of this Agreement), the Company agrees that, upon a written request from you, it will engage on your behalf an outplacement or similar firm of your choice to provide you with customary services and support in seeking other appropriate employment.

                (c)  Certain Further Payments.
                     ------------------------

                (i)  Additional Payments in Respect of Excise Taxes.  In the
                     ----------------------------------------------
event that a Change of Control occurs at the time that either the Company or the Holding Corporation has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any amount or benefit paid or distributed to you pursuant to this Agreement, taken together with any amounts or benefits otherwise paid or distributed to you, are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar tax that may hereafter be imposed, the Company shall pay you, at the same time as it pays the severance benefit described above, an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income or employment tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 1(b), but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

                (ii)  Calculation of the Excise Tax.  For purposes of
                      -----------------------------
determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

                (A) all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the good faith judgment of the Company's independent certified public accountants appointed prior to the Change of Control or tax coun-sel selected by such Accountants (the "Accountants"), the Company has a reasonable basis to conclude that such Covered Payments (in whole or in part) represent reasonable compensation for personal services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the "base amount," or such "parachute payments" are otherwise not subject to such Excise Tax, and

                (B) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

                (iii)  Calculation of the Tax Reimbursement Payment. For
                       --------------------------------------------
purposes of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

                (A) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Tax Reimbursement Payment is to be made, and

                (B) any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

                (d)  Adjustments to Tax Reimbursement Payment.  In the event
                     ----------------------------------------
that the Excise Tax is subsequently determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. Notwithstanding the foregoing, in the event any portion of the Tax Reimbursement Payment to be refunded to the Company has been paid to any Fed-eral, state or local tax authority, repayment thereof shall not be required until actual refund or credit of such portion has been made to you. You and the Company shall mutually agree upon the course of action to be pursued if your good faith claim for refund or credit is denied; provided that the
                                                         --------
Company shall bear the cost of any expenses incurred which are related to pursuing any recovery of any amount paid in respect of the Excise Tax.

                In the event that the Excise Tax is later determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payable with respect to such excess) at the time that the amount of such excess is finally determined.

                2.   Definitions.
                     -----------
                (a)  Change of Control When the Company or the Holding
                     -------------------------------------------------
Corporation is Not Public. At any time that neither the Company nor the Holding
-------------------------
Corporation has any equity securities registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

                        (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority-owned subsidiary of either the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
       Act) of 50% or more of either (x) the total number of the common shares of the Holding Corporation or the Company then outstanding or (y) the voting power of all of the voting securities of the Holding Corporation or the Company then outstanding; or

                        (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation, as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by reason of a transfer of the Company's stock to the Holding Corporation or any public offering of the equity securities of the Company or Holding Corporation, so long as, immediately following such transfer or the consummation of such offering, no person or group (as such terms are used in Section 13 of the Exchange Act) other than the Parent or one of its majority owned subsidiaries owns, directly or indirectly, more than 25% of the Company's or the Holding Corporation's equity securities.

                (b)  Change of Control When the Company or the Holding
                     -------------------------------------------------
Corporation is Public. At any time one or more classes of the equity securities
---------------------
of the Company or the Holding Corporation are registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

                        (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority owned subsidiary of the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
       Act) of 25% or more of the total voting power of the Company's or the Holding Corporation's outstanding securities;

                        (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the Company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation; or

                        (iii) if, during any period of two years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company or the Holding Corporation, as the case may be, cease for any reason to constitute at least a majority thereof; provided
                                                                       --------
       that any new director who is elected to, or nominated for election to, the Board of Directors with the approval of at least 75% of the directors then still in office who were directors at the beginning of the period shall be treated as though having been a director at the beginning of such period.

                (c) "Qualifying Termination" means the termination of your employment with the Company and any of its subsidiaries by which you are employed (i) by the Company or any such subsidiary for any reason other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to the Company or the Holding Corporation or (ii) by you within 180 days following the occurrence of any of the following events (without your prior written consent):

                        (A) any significant reduction in your positions, duties, titles, responsibilities and status with the Company and its subsidiaries from those in effect immediately prior to such Change of Control;

                        (B) a reduction in your base salary, a reduction in your annual bonus opportunity or a material reduction in the aggregate value of your participation in the Company's employee benefits programs, as each was in effect immediately prior to such Change of Control; or

                        (C) your principal place of employment is moved to a location more than 50 miles from your principal place of employment immediately prior to such Change of Control or you are required in the performance of your duties to travel to an extent substantially more burdensome than your travel obligations immediately prior to such Change of Control.

Notwithstanding anything else contained herein to the contrary, a Qualifying Termination shall not be deemed to have occurred by reason of (i) your death,
(ii) any termination of your employment due to your inability to perform the duties of your position for a period of at least 180 days on account of any physical or mental impairment, or (iii) your voluntary retirement at or after your normal retirement date under any of the Company's employee pension plans in which you participate.

                3.   Miscellaneous.
                     -------------
                (a)  Arbitration; Related Expenses.  Any dispute or controversy
                     -----------------------------
arising under or in connection with this Agreement shall be settled exclusively by arbitration held in accordance with the rules of the American Arbitration Association pertaining to the resolution of employment disputes. Any such arbitration shall be held in Chicago, Illinois or such other location which the parties have mutually agreed to in writing. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The Company shall pay on a current basis all legal expenses (including attorneys' fees) incurred by you in connection with such arbitration, subject to your obligation to repay such amounts, plus interest at the short-term annual Applicable Federal Rate (as determined under Section 1274(b) of the Code as in effect on the date your employment terminates), if you should not prevail as to at least one material issue adjudicated in such proceeding.

                (b)  No Offset; No Mitigation.  The Company's obligation to
                     ------------------------
make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against you or others whether by reason of your subsequent employment or otherwise. You shall not be obligated to mitigate any damages you incur by reason of any Qualifying Termination and the amounts payable hereunder shall not be reduced by any amounts received by you as a result of your employment or self-employment following your termination hereunder.

                (c)  Entire Obligation of Company.  In the event your
                     ----------------------------
employment with the Company and any subsidiary of the Company by which you are employed terminates following a Change of Control, the amounts payable to you hereunder and any vested amounts or benefits owing to you under the Company's otherwise applicable employee benefit plans and programs and any accrued vacation pay not yet paid, shall constitute the entire obligation of the Company and its affiliates to you. Payment or other satisfaction thereof shall be contingent upon your execution of a release in favor of the Company substantially in the form attached hereto as Exhibit A, stating that the payments and other benefits referred to in the immediately preceding sentence constitute full settlement of any claim under law or in equity that you might otherwise assert against the Company or any of its subsidiaries on account of such termination.

                (d)  Employment at Will.  This Agreement shall neither obligate
                     ------------------
the Company or any subsidiary of the Company to continue you in its employ (or to employ you in any particular office or to perform any specified responsibility) nor obligate you to continue in the employ of the Company or any subsidiary of the Company.

                (e)  Successors.  This Agreement shall be binding upon and
                     ----------
inure to the benefit of you, your estate and the Company and any successor of the Company, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by you.

                (f)  Governing Law.  This Agreement shall be governed by the
                     -------------
laws of the State of Illinois, applied without reference to principles of conflict of laws.

                (g)  Severability.  If any provision of this contract as
                     ------------
applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement.

                (h)  Waiver.  No provision of this Agreement may be modified,
                     ------
waived or discharged unless such modification, waiver or discharge is agreed to in a writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company or a duly authorized Committee thereof. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other condition or provision at any time.

                (i)  Entire Agreement.  This Agreement contains the entire
                     ----------------
understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute a binding agreement between you and the Company.

                                              Very truly yours,



                                              CHICAGO BRIDGE & IRON COMPANY

                                              By________________________________


Agreed:

_______________________________
Employee

                            FULL AND FINAL RELEASE

                Stephen M. Duffy (hereinafter "EMPLOYEE"), in exchange for sufficient consideration, on behalf of himself, his family, his heirs and assigns, irrevocably and unconditionally releases Chicago Bridge & Iron Company, any parent corporations, any subsidiary corporations, any affiliated entities whether or not incorporated, the employees, agents, officers, directors, and shareholders of all such entities and any person or entity which may succeed to the rights and liabilities of such persons or entities by assignment or otherwise (hereinafter "CBI"), from all claims, controversies, liabilities, demands, causes of action, debts, obligations, promises, acts, agreements, rights of contribution and/or indemnification, and damages of whatever kind or nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or contingent, actual or potential, joint or individual, that he has had or now has, based on any and all aspects of EMPLOYEE'S employment with CBI or his separation from that employment, including, but not limited to, all claims arising under the Age Discrimination in Employment Act; Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Equal Pay Act; the Americans with Disabilities Act; the Employee Retirement Income Security Act of 1974; or any federal, state or local laws or regulations relating to employment or benefits associated with employment, any and all claims for breach of express or implied contract or the covenant of good faith and fair dealing (whether written or oral), all claims for retaliation or violation of public policy, breach of promise, detrimental reliance or tort (e.g., intentional infliction of emotional distress, defamation, assault, battery, false imprisonment, wrongful termination, interference with contractual or advantageous relationship, etc.), whether based on common law or otherwise; claims for emotional distress, mental anguish, personal injury, loss of consortium, and any and all claims that may be asserted on EMPLOYEE'S behalf by others. The foregoing list is meant to be illustrative rather than inclusive. This release does not preclude EMPLOYEE from seeking to obtain any benefits to which he may be entitled under any employee welfare benefit plan or retirement or profit sharing plan sponsored by CBI, but his entitlement to such benefits, if any, will be determined in accordance with the plan documents.

                If I initiate or participate in any legal action in violation of this release, CBI may reclaim any amounts paid in respect of my termination, without waiving the release granted herein, and terminate any benefits or payments that are due to me, in addition to any other remedies. This release shall be construed in accordance with the laws of the State of Illinois, applicable to contracts made and entirely to be performed therein.

                EMPLOYEE ACKNOWLEDGES AND AGREES THAT THIS RELEASE IS A FULL AND FINAL BAR TO ANY AND ALL CLAIM(S) OF ANY TYPE THAT HE MAY NOW HAVE AGAINST CBI. EMPLOYEE FURTHER ACKNOWLEDGES THAT HE HAS BEEN GIVEN FORTY-FIVE (45) DAYS TO CONSIDER WHETHER TO EXECUTE THIS RELEASE, THAT HE HAS SEVEN (7) DAYS TO RESCIND THIS RELEASE AFTER ITS EXECUTION, WHICH SHALL BE EFFECTED BY WRITTEN NOTICE TO CBI DELIVERED WITHIN SUCH SEVEN (7) DAY PERIOD, AND THAT HE HAS BEEN ADVISED THAT HE SHOULD SPEAK WITH COUNSEL REGARDING THE SIGNIFICANCE OF THIS RELEASE.

Dated:____________________                      Signed:_____________________

January 31, 1997

Mr. Timothy J. Wiggins
2505 Hanford Lane
Aurora, IL 60504

                     Change of Control Severance Agreement
                     -------------------------------------

Dear Mr. Wiggins:

                Chicago Bridge & Iron Company (the "Company") is a wholly owned subsidiary of Praxair, Inc. (the "Parent"). The Parent is contemplating the possible direct or indirect sale of all or a substantial part of its interests in the Company. The Company recognizes that members of senior management may become concerned about the effect of such action on their job and financial security. The Company considers the maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its Parent. Accordingly, the Board of Directors of the Company has determined to enter into this agreement (your "Agreement") to provide you with severance benefits in the event your employment with the Company ter-minates following a Change of Control (as defined below) under certain circumstances.

                The purpose of entering into this Agreement is to induce you to remain in the employ of the Company pending and after any direct or indirect sale by the Parent of the Company or an intermediate holding corporation to which the Parent has transferred the majority of the Company's stock, measured by either or both vote and value (the "Holding Corporation") to an unrelated third party or the consummation of an initial public offering ("IPO") for the Company's stock or the stock of the Holding Corporation. Therefore, in consideration of your continued employment with the Company under these circumstances, the Company and you agree as follows:

                1.   Termination Benefits.
                     --------------------

                (a)  Basic Benefits.  In the event your employment with the
                     --------------
Company and any subsidiary of the Company terminates by reason of a Qualifying Termination within two years after a Change of Control, you shall receive, within thirty days after your employment terminates, a lump sum amount equal to One Million Dollars ($1,000,000.00). In addition, if your employment with the Company and any subsidiary by which you are employed is terminated by the Company or any such subsidiary for any reason (other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to either the Company or the Holding Corporation) within six months prior to the occurrence of a Change of Control, you shall be paid the lump sum referred to in the immediately preceding sentence, minus the gross amount of any severance benefits otherwise paid to you, within ten days following such Change of Control.

                (b)     Outplacement.  In the event of a Qualifying Termination
                        ------------
(or a termination of your employment prior to a Change of Control with respect to which you are entitled to receive a payment under Section 1(a) of this Agreement), the Company agrees that, upon a written request from you, it will engage on your behalf an outplacement or similar firm of your choice to provide you with customary services and support in seeking other appropriate employment.

                (c)  Certain Further Payments.
                     ------------------------

                (i)  Additional Payments in Respect of Excise Taxes.  In the
                     ----------------------------------------------
event that a Change of Control occurs at the time that either the Company or the Holding Corporation has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any amount or benefit paid or distributed to you pursuant to this Agreement, taken together with any amounts or benefits otherwise paid or distributed to you, are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar tax that may hereafter be imposed, the Company shall pay you, at the same time as it pays the severance benefit described above, an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income or employment tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 1(b), but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

                (ii)  Calculation of the Excise Tax.  For purposes of
                      -----------------------------
determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

                (A) all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the good faith judgment of the Company's independent certified public accountants appointed prior to the Change of Control or tax coun-sel selected by such Accountants (the "Accountants"), the Company has a reasonable basis to conclude that such Covered Payments (in whole or in part) represent reasonable compensation for personal services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the "base amount," or such "parachute payments" are otherwise not subject to such Excise Tax, and

                (B) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

                (iii)  Calculation of the Tax Reimbursement Payment. For
                       --------------------------------------------
purposes of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

                (A) Federal income taxes at the highest applicable marginal rate of Federal income taxation for the calendar year in which the Tax Reimbursement Payment is to be made, and

                (B) any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

                (d)  Adjustments to Tax Reimbursement Payment.  In the event
                     ----------------------------------------
that the Excise Tax is subsequently determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. Notwithstanding the foregoing, in the event any portion of the Tax Reimbursement Payment to be refunded to the Company has been paid to any Fed-eral, state or local tax authority, repayment thereof shall not be required until actual refund or credit of such portion has been made to you. You and the Company shall mutually agree upon the course of action to be pursued if your good faith claim for refund or credit is denied; provided that the
                                                         --------
Company shall bear the cost of any expenses incurred which are related to pursuing any recovery of any amount paid in respect of the Excise Tax.

                In the event that the Excise Tax is later determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payable with respect to such excess) at the time that the amount of such excess is finally determined.

                2.   Definitions.
                     -----------

                (a)  Change of Control When the Company or the Holding
                     -------------------------------------------------
Corporation is Not Public. At any time that neither the Company nor the Holding
-------------------------
Corporation has any equity securities registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

                        (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority-owned subsidiary of either the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
       Act) of 50% or more of either (x) the total number of the common shares of the Holding Corporation or the Company then outstanding or (y) the voting power of all of the voting securities of the Holding Corporation or the Company then outstanding; or

                        (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation, as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by reason of a transfer of the Company's stock to the Holding Corporation or any public offering of the equity securities of the Company or Holding Corporation, so long as, immediately following such transfer or the consummation of such offering, no person or group (as such terms are used in Section 13 of the Exchange Act) other than the Parent or one of its majority owned subsidiaries owns, directly or indirectly, more than 25% of the Company's or the Holding Corporation's equity securities.

                (b)  Change of Control When the Company or the Holding
                     -------------------------------------------------
Corporation is Public. At any time one or more classes of the equity securities
---------------------
of the Company or the Holding Corporation are registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

                        (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority owned subsidiary of the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
       Act) of 25% or more of the total voting power of the Company's or the Holding Corporation's outstanding securities;

                        (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the Company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation; or

                        (iii) if, during any period of two years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company or the Holding Corporation, as the case may be, cease for any reason to constitute at least a majority thereof; provided that any new director who is elected to, or nominated for election to, the Board of Directors with the approval of at least 75% of the directors then still in office who were directors at the beginning of the period shall be treated as though having been a director at the beginning of such period.

                (c) "Qualifying Termination" means the termination of your employment with the Company and any of its subsidiaries by which you are employed (i) by the Company or any such subsidiary for any reason other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to the Company or the Holding Corporation or (ii) by you within 180 days following the occurrence of any of the following events (without your prior written consent):

                        (A) any significant reduction in your positions, duties, titles, responsibilities and status with the Company and its subsidiaries from those in effect immediately prior to such Change of Control;

                        (B) a reduction in your base salary, a reduction in your annual bonus opportunity or a material reduction in the aggregate value of your participation in the Company's employee benefits programs, as each was in effect immediately prior to such Change of Control; or

                        (C) your principal place of employment is moved to a location more than 50 miles from your principal place of employment immediately prior to such Change of Control or you are required in the performance of your duties to travel to an extent substantially more burdensome than your travel obligations immediately prior to such Change of Control.

Notwithstanding anything else contained herein to the contrary, a Qualifying Termination shall not be deemed to have occurred by reason of (i) your death,
(ii) any termination of your employment due to your inability to perform the duties of your position for a period of at least 180 days on account of any physical or mental impairment, or (iii) your voluntary retirement at or after your normal retirement date under any of the Company's employee pension plans in which you participate.

                3.   Miscellaneous.
                     -------------
                (a)  Arbitration; Related Expenses.  Any dispute or controversy
                     -----------------------------
arising under or in connection with this Agreement shall be settled exclusively by arbitration held in accordance with the rules of the American Arbitration Association pertaining to the resolution of employment disputes. Any such arbitration shall be held in Chicago, Illinois or such other location which the parties have mutually agreed to in writing. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The Company shall pay on a current basis all legal expenses (including attorneys' fees) incurred by you in connection with such arbitration, subject to your obligation to repay such amounts, plus interest at the short-term annual Applicable Federal Rate (as determined under Section 1274(b) of the Code as in effect on the date your employment terminates), if you should not prevail as to at least one material issue adjudicated in such proceeding.

                (b)  No Offset; No Mitigation.  The Company's obligation to
                     ------------------------
make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against you or others whether by reason of your subsequent employment or otherwise. You shall not be obligated to mitigate any damages you incur by reason of any Qualifying Termination and the amounts payable hereunder shall not be reduced by any amounts received by you as a result of your employment or self-employment following your termination hereunder.

                (c)  Entire Obligation of Company.  In the event your
                     ----------------------------
employment with the Company and any subsidiary of the Company by which you are employed terminates following a Change of Control, the amounts payable to you hereunder and any vested amounts or benefits owing to you under the Company's otherwise applicable employee benefit plans and programs and any accrued vacation pay not yet paid, shall constitute the entire obligation of the Company and its affiliates to you. Payment or other satisfaction thereof shall be contingent upon your execution of a release in favor of the Company substantially in the form attached hereto as Exhibit A, stating that the payments and other benefits referred to in the immediately preceding sentence constitute full settlement of any claim under law or in equity that you might otherwise assert against the Company or any of its subsidiaries on account of such termination.

                (d)  Employment at Will.  This Agreement shall neither obligate
                     ------------------
the Company or any subsidiary of the Company to continue you in its employ (or to employ you in any particular office or to perform any specified responsibility) nor obligate you to continue in the employ of the Company or any subsidiary of the Company.

                (e)  Successors.  This Agreement shall be binding upon and
                     ----------
inure to the benefit of you, your estate and the Company and any successor of the Company, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by you.

                (f)  Governing Law.  This Agreement shall be governed by the
                     -------------
laws of the State of Illinois, applied without reference to principles of conflict of laws.

                (g)  Severability.  If any provision of this contract as
                     ------------
applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement.

                (h)  Waiver.  No provision of this Agreement may be modified,
                     ------
waived or discharged unless such modification, waiver or discharge is agreed to in a writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company or a duly authorized Committee thereof. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other condition or provision at any time.

                (i)  Entire Agreement.  This Agreement contains the entire
                     ----------------
understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute a binding agreement between you and the Company.

                                              Very truly yours,



                                              CHICAGO BRIDGE & IRON COMPANY

                                              By________________________________


Agreed:

_______________________________
Employee

                            FULL AND FINAL RELEASE

                Timothy J. Wiggins (hereinafter "EMPLOYEE"), in exchange for sufficient consideration, on behalf of himself, his family, his heirs and assigns, irrevocably and unconditionally releases Chicago Bridge & Iron Company, any parent corporations, any subsidiary corporations, any affiliated entities whether or not incorporated, the employees, agents, officers, directors, and shareholders of all such entities and any person or entity which may succeed to the rights and liabilities of such persons or entities by assignment or otherwise (hereinafter "CBI"), from all claims, controversies, liabilities, demands, causes of action, debts, obligations, promises, acts, agreements, rights of contribution and/or indemnification, and damages of whatever kind or nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or contingent, actual or potential, joint or individual, that he has had or now has, based on any and all aspects of EMPLOYEE'S employment with CBI or his separation from that employment, including, but not limited to, all claims arising under the Age Discrimination in Employment Act; Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Equal Pay Act; the Americans with Disabilities Act; the Employee Retirement Income Security Act of 1974; or any federal, state or local laws or regulations relating to employment or benefits associated with employment, any and all claims for breach of express or implied contract or the covenant of good faith and fair dealing (whether written or oral), all claims for retaliation or violation of public policy, breach of promise, detrimental reliance or tort (e.g., intentional infliction of emotional distress, defamation, assault, battery, false imprisonment, wrongful termination, interference with contractual or advantageous relationship, etc.), whether based on common law or otherwise; claims for emotional distress, mental anguish, personal injury, loss of consortium, and any and all claims that may be asserted on EMPLOYEE'S behalf by others. The foregoing list is meant to be illustrative rather than inclusive. This release does not preclude EMPLOYEE from seeking to obtain any benefits to which he may be entitled under any employee welfare benefit plan or retirement or profit sharing plan sponsored by CBI, but his entitlement to such benefits, if any, will be determined in accordance with the plan documents.

                If I initiate or participate in any legal action in violation of this release, CBI may reclaim any amounts paid in respect of my termination, without waiving the release granted herein, and terminate any benefits or payments that are due to me, in addition to any other remedies. This release shall be construed in accordance with the laws of the State of Illinois, applicable to contracts made and entirely to be performed therein.

                EMPLOYEE ACKNOWLEDGES AND AGREES THAT THIS RELEASE IS A FULL AND FINAL BAR TO ANY AND ALL CLAIM(S) OF ANY TYPE THAT HE MAY NOW HAVE AGAINST CBI. EMPLOYEE FURTHER ACKNOWLEDGES THAT HE HAS BEEN GIVEN FORTY-FIVE (45) DAYS TO CONSIDER WHETHER TO EXECUTE THIS RELEASE, THAT HE HAS SEVEN (7) DAYS TO RESCIND THIS RELEASE AFTER ITS EXECUTION, WHICH SHALL BE EFFECTED BY WRITTEN NOTICE TO CBI DELIVERED WITHIN SUCH SEVEN (7) DAY PERIOD, AND THAT HE HAS BEEN ADVISED THAT HE SHOULD SPEAK WITH COUNSEL REGARDING THE SIGNIFICANCE OF THIS RELEASE.

Dated:____________________                      Signed:_____________________

January 31, 1997

Mr. Robert H. Wolfe
732 Fairfield Court
Westmont, IL 60559

                     Change of Control Severance Agreement
                     -------------------------------------
Dear Mr. Wolfe:

                Chicago Bridge & Iron Company (the "Company") is a wholly owned subsidiary of Praxair, Inc. (the "Parent"). The Parent is contemplating the possible direct or indirect sale of all or a substantial part of its interests in the Company. The Company recognizes that members of senior management may become concerned about the effect of such action on their job and financial security. The Company considers the maintenance of a sound and vital management to be essential to protecting and enhancing the best interests of the Company and its Parent. Accordingly, the Board of Directors of the Company has determined to enter into this agreement (your "Agreement") to provide you with severance benefits in the event your employment with the Company ter-minates following a Change of Control (as defined below) under certain circumstances.

                The purpose of entering into this Agreement is to induce you to remain in the employ of the Company pending and after any direct or indirect sale by the Parent of the Company or an intermediate holding corporation to which the Parent has transferred the majority of the Company's stock, measured by either or both vote and value (the "Holding Corporation") to an unrelated third party or the consummation of an initial public offering ("IPO") for the Company's stock or the stock of the Holding Corporation. Therefore, in consideration of your continued employment with the Company under these circumstances, the Company and you agree as follows:

                1.   Termination Benefits.
                     --------------------
                (a)  Basic Benefits.  In the event your employment with the
                     --------------
Company and any subsidiary of the Company terminates by reason of a Qualifying Termination within two years after a Change of Control, you shall receive, within thirty days after your employment terminates, a lump sum amount equal to Seven Hundred Fifty Thousand Dollars ($750,000.00). In addition, if your employment with the Company and any subsidiary by which you are employed is terminated by the Company or any such subsidiary for any reason (other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to either the Company or the Holding Corporation) within six months prior to the occurrence of a Change of Control, you shall be paid the lump sum referred to in the immediately preceding sentence, minus the gross amount of any severance benefits otherwise paid to you, within ten days following such Change of Control.

                (b)     Outplacement.  In the event of a Qualifying Termination
                        ------------
(or a termination of your employment prior to a Change of Control with respect to which you are entitled to receive a payment under Section 1(a) of this Agreement), the Company agrees that, upon a written request from you, it will engage on your behalf an outplacement or similar firm of your choice to provide you with customary services and support in seeking other appropriate employment.

                (c)  Certain Further Payments.
                     ------------------------

                (i)  Additional Payments in Respect of Excise Taxes.  In the
                     ----------------------------------------------
event that a Change of Control occurs at the time that either the Company or the Holding Corporation has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any amount or benefit paid or distributed to you pursuant to this Agreement, taken together with any amounts or benefits otherwise paid or distributed to you, are or become subject to the tax (the "Excise Tax") imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar tax that may hereafter be imposed, the Company shall pay you, at the same time as it pays the severance benefit described above, an additional amount (the "Tax Reimbursement Payment") such that the net amount retained by you with respect to such Covered Payments, after deduction of any Excise Tax on the Covered Payments and any Federal, state and local income or employment tax and Excise Tax on the Tax Reimbursement Payment provided for by this Section 1(b), but before deduction for any Federal, state or local income or employment tax withholding on such Covered Payments, shall be equal to the amount of the Covered Payments.

                (ii)  Calculation of the Excise Tax.  For purposes of
                      -----------------------------
determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

                (A) all "parachute payments" in excess of the "base amount" (as defined under Section 280G(b)(3) of the Code) shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the good faith judgment of the Company's independent certified public accountants appointed prior to the Change of Control or tax coun-sel selected by such Accountants (the "Accountants"), the Company has a reasonable basis to conclude that such Covered Payments (in whole or in part) represent reasonable compensation for personal services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the "base amount," or such "parachute payments" are otherwise not subject to such Excise Tax, and

                (B) the value of any non-cash benefits or any deferred payment or benefit shall be deter-mined by the Accountants in accordance with the principles of Section 280G of the Code.

                (iii)  Calculation of the Tax Reimbursement Payment. For
                       --------------------------------------------
purposes of determining the amount of the Tax Reimbursement Payment, you shall be deemed to pay:

                (A) Federal income taxes at the highest applicable marginal rate of Federal income tax-ation for the calendar year in which the Tax Reimbursement Payment is to be made, and

                (B) any applicable state and local income taxes at the highest applicable marginal rate of taxation for the calendar year in which the Tax Reimbursement Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from the deduction of such state or local taxes if paid in such year.

                (d)  Adjustments to Tax Reimbursement Payment.  In the event
                     ----------------------------------------
that the Excise Tax is subsequently determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to be less than the amount taken into account hereunder in calculating the Tax Reimbursement Payment made, you shall repay to the Company, at the time that the amount of such reduction in the Excise Tax is finally determined, the portion of such prior Tax Reimbursement Payment that would not have been paid if such Excise Tax had been applied in initially calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. Notwithstanding the foregoing, in the event any portion of the Tax Reimbursement Payment to be refunded to the Company has been paid to any Fed-eral, state or local tax authority, repayment thereof shall not be required until actual refund or credit of such portion has been made to you. You and the Company shall mutually agree upon the course of action to be pursued if your good faith claim for refund or credit is denied; provided that the
                                                         --------
Company shall bear the cost of any expenses incurred which are related to pursuing any recovery of any amount paid in respect of the Excise Tax.

                In the event that the Excise Tax is later determined by the Accountants or pursuant to any proceeding or negotiations with the Internal Revenue Service to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including, but not limited to, by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalty payable with respect to such excess) at the time that the amount of such excess is finally determined.

                2.   Definitions.
                     -----------
                (a)  Change of Control When the Company or the Holding
                     -------------------------------------------------
Corporation is Not Public. At any time that neither the Company nor the Holding
-------------------------
Corporation has any equity securities registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

                        (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority-owned subsidiary of either the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange Act) of 50% or more of either (x) the total number of the common shares of the Holding Corporation or the Company then outstanding or (y) the voting power of all of the voting securities of the Holding Corporation or the Company then outstanding; or

                        (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation, as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred by reason of a transfer of the Company's stock to the Holding Corporation or any public offering of the equity securities of the Company or Holding Corporation, so long as, immediately following such transfer or the consummation of such offering, no person or group (as such terms are used in Section 13 of the Exchange Act) other than the Parent or one of its majority owned subsidiaries owns, directly or indirectly, more than 25% of the Company's or the Holding Corporation's equity securities.

                (b)  Change of Control When the Company or the Holding
                     -------------------------------------------------
Corporation is Public. At any time one or more classes of the equity securities
---------------------
of the Company or the Holding Corporation are registered under Section 12 of the Exchange Act, a "Change of Control" shall be deemed to have taken place

                        (i) when any "person" or "group" of persons (as such terms are used in Section 13 of the Exchange Act), other than the Parent, the Holding Corporation, the Company or any majority owned subsidiary of the Parent, the Holding Corporation or the Company, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange
       Act) of 25% or more of the total voting power of the Company's or the Holding Corporation's outstanding securities;

                        (ii) upon the consummation of (A) any merger or other business combination of the Company or the Holding Corporation with or into another company pursuant to which the stockholders of the Company or the Holding Corporation as the case may be, do not own, immediately after the transaction, more than 50% of the voting power and the value of the stock of the Company that survives, or (B) the sale, exchange or other disposition of all or substantially all of the assets of the Company or the Holding Corporation; or

                        (iii) if, during any period of two years or less, individuals who at the beginning of such period constituted the Board of Directors of the Company or the Holding Corporation, as the case may be, cease for any reason to constitute at least a majority thereof; provided that any new director who is elected to, or nominated for election to, the Board of Directors with the approval of at least 75% of the directors then still in office who were directors at the beginning of the period shall be treated as though having been a director at the beginning of such period.

                (c) "Qualifying Termination" means the termination of your employment with the Company and any of its subsidiaries by which you are employed (i) by the Company or any such subsidiary for any reason other than your willful misconduct or gross negligence in the performance of your duties as an employee which results in a material detriment to the Company or the Holding Corporation or (ii) by you within 180 days following the occurrence of any of the following events (without your prior written consent):

                        (A) any significant reduction in your positions, duties, titles, responsibilities and status with the Company and its subsidiaries from those in effect immediately prior to such Change of Control;

                        (B) a reduction in your base salary, a reduction in your annual bonus opportunity or a material reduction in the aggregate value of your participation in the Company's employee benefits programs, as each was in effect immediately prior to such Change of Control; or

                        (C) your principal place of employment is moved to a location more than 50 miles from your principal place of employment immediately prior to such Change of Control or you are required in the performance of your duties to travel to an extent substantially more burdensome than your travel obligations immediately prior to such Change of Control.

Notwithstanding anything else contained herein to the contrary, a Qualifying Termination shall not be deemed to have occurred by reason of (i) your death,
(ii) any termination of your employment due to your inability to perform the duties of your position for a period of at least 180 days on account of any physical or mental impairment, or (iii) your voluntary retirement at or after your normal retirement date under any of the Company's employee pension plans in which you participate.

                3.   Miscellaneous.
                     -------------
                (a)  Arbitration; Related Expenses.  Any dispute or controversy
                     -----------------------------
arising under or in connection with this Agreement shall be settled exclusively by arbitration held in accordance with the rules of the American Arbitration Association pertaining to the resolution of employment disputes. Any such arbitration shall be held in Chicago, Illinois or such other location which the parties have mutually agreed to in writing. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The Company shall pay on a current basis all legal expenses (including attorneys' fees) incurred by you in connection with such arbitration, subject to your obligation to repay such amounts, plus interest at the short-term annual Applicable Federal Rate (as determined under Section 1274(b) of the Code as in effect on the date your employment terminates), if you should not prevail as to at least one material issue adjudicated in such proceeding.

                (b)  No Offset; No Mitigation.  The Company's obligation to
                     ------------------------
make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against you or others whether by reason of your subsequent employment or otherwise. You shall not be obligated to mitigate any damages you incur by reason of any Qualifying Termination and the amounts payable hereunder shall not be reduced by any amounts received by you as a result of your employment or self-employment following your termination hereunder.

                (c)  Entire Obligation of Company.  In the event your
                     ----------------------------
employment with the Company and any subsidiary of the Company by which you are employed terminates following a Change of Control, the amounts payable to you hereunder and any vested amounts or benefits owing to you under the Company's otherwise applicable employee benefit plans and programs and any accrued vacation pay not yet paid, shall constitute the entire obligation of the Company and its affiliates to you. Payment or other satisfaction thereof shall be contingent upon your execution of a release in favor of the Company substantially in the form attached hereto as Exhibit A, stating that the payments and other benefits referred to in the immediately preceding sentence constitute full settlement of any claim under law or in equity that you might otherwise assert against the Company or any of its subsidiaries on account of such termination.

                (d)  Employment at Will.  This Agreement shall neither obligate
                     ------------------
the Company or any subsidiary of the Company to continue you in its employ (or to employ you in any particular office or to perform any specified responsibility) nor obligate you to continue in the employ of the Company or any subsidiary of the Company.

                (e)  Successors.  This Agreement shall be binding upon and
                     ----------
inure to the benefit of you, your estate and the Company and any successor of the Company, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by you.

                (f)  Governing Law.  This Agreement shall be governed by the
                     -------------
laws of the State of Illinois, applied without reference to principles of conflict of laws.

                (g)  Severability.  If any provision of this contract as
                     ------------
applied to either party or to any circumstances shall be adjudged by a court of competent jurisdiction to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the validity or enforceability of this Agreement.

                (h)  Waiver.  No provision of this Agreement may be modified,
                     ------
waived or discharged unless such modification, waiver or discharge is agreed to in a writing signed by you and such officer as may be specifically designated by the Board of Directors of the Company or a duly authorized Committee thereof. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of any other condition or provision at any time.

                (i)  Entire Agreement.  This Agreement contains the entire
                     ----------------
understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

                If you are in agreement with the foregoing, please so indicate by signing and returning to the Company the enclosed copy of this letter, whereupon this letter shall constitute a binding agreement between you and the Company.

                                                Very truly yours,



                                              CHICAGO BRIDGE & IRON COMPANY

                                              By________________________________


Agreed:

_______________________________
Employee

                            FULL AND FINAL RELEASE

                Robert H. Wolfe (hereinafter "EMPLOYEE"), in exchange for sufficient consideration, on behalf of himself, his family, his heirs and assigns, irrevocably and unconditionally releases Chicago Bridge & Iron Company, any parent corporations, any subsidiary corporations, any affiliated entities whether or not incorporated, the employees, agents, officers, directors, and shareholders of all such entities and any person or entity which may succeed to the rights and liabilities of such persons or entities by assignment or otherwise (hereinafter "CBI"), from all claims, controversies, liabilities, demands, causes of action, debts, obligations, promises, acts, agreements, rights of contribution and/or indemnification, and damages of whatever kind or nature, whether known or unknown, suspected or unsuspected, foreseen or unforeseen, liquidated or contingent, actual or potential, joint or individual, that he has had or now has, based on any and all aspects of EMPLOYEE'S employment with CBI or his separation from that employment, including, but not limited to, all claims arising under the Age Discrimination in Employment Act; Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Equal Pay Act; the Americans with Disabilities Act; the Employee Retirement Income Security Act of 1974; or any federal, state or local laws or regulations relating to employment or benefits associated with employment, any and all claims for breach of express or implied contract or the covenant of good faith and fair dealing (whether written or oral), all claims for retaliation or violation of public policy, breach of promise, detrimental reliance or tort (e.g., intentional infliction of emotional distress, defamation, assault,
 ----
battery, false imprisonment, wrongful termination, interference with contractual or advantageous relationship, etc.), whether based on common law or otherwise; claims for emotional distress, mental anguish, personal injury, loss of consortium, and any and all claims that may be asserted on EMPLOYEE'S behalf by others. The foregoing list is meant to be illustrative rather than inclusive. This release does not preclude EMPLOYEE from seeking to obtain any benefits to which he may be entitled under any employee welfare benefit plan or retirement or profit sharing plan sponsored by CBI, but his entitlement to such benefits, if any, will be determined in accordance with the plan documents.

                If I initiate or participate in any legal action in violation of this release, CBI may reclaim any amounts paid in respect of my termination, without waiving the release granted herein, and terminate any benefits or payments that are due to me, in addition to any other remedies. This release shall be construed in accordance with the laws of the State of Illinois, applicable to contracts made and entirely to be performed therein.

                EMPLOYEE ACKNOWLEDGES AND AGREES THAT THIS RELEASE IS A FULL AND FINAL BAR TO ANY AND ALL CLAIM(S) OF ANY TYPE THAT HE MAY NOW HAVE AGAINST CBI. EMPLOYEE FURTHER ACKNOWLEDGES THAT HE HAS BEEN GIVEN FORTY-FIVE (45) DAYS TO CONSIDER WHETHER TO EXECUTE THIS RELEASE, THAT HE HAS SEVEN (7) DAYS TO RESCIND THIS RELEASE AFTER ITS EXECUTION, WHICH SHALL BE EFFECTED BY WRITTEN NOTICE TO CBI DELIVERED WITHIN SUCH SEVEN (7) DAY PERIOD, AND THAT HE HAS BEEN ADVISED THAT HE SHOULD SPEAK WITH COUNSEL REGARDING THE SIGNIFICANCE OF THIS RELEASE.

Dated:____________________                      Signed:_____________________